BRIGHTHOUSE LIFE INSURANCE COMPANY

Brighthouse Shield Level Pay Plus® II Advisory Annuity

Supplement dated August 11, 2026

To

Prospectus dated April 27, 2026

This supplement describes certain changes to Appendix H: State Variations for the prospectus referenced above. If you would like another copy of your prospectus, you may obtain one by visiting

https://www.brighthousefinancial.com/resources/product-performance/ or calling us at (888) 243-1932.

You may also access the Securities and Exchange Commission’s website at http://sec.gov for a copy of your prospectus. Certain terms used in this supplement have special meanings. If a term is not defined in this supplement, it has the meaning given to it in the prospectus.

In Appendix H: State Variations, the state variation for Massachusetts is deleted and replaced with the following:

State	Features or Benefit	Variation
Massachusetts	Free Look	For the replacement of an existing contract, the Free Look period is 30 days.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE